                                  EXHIBIT h.(x)

                              AMENDMENT NUMBER 1 TO
                            FUND ACCOUNTING AGREEMENT

     The Fund Accounting Agreement dated January 3, 2000 between The Hartford Mutual Funds, Inc. on behalf of: The Hartford Advisers Fund, The Hartford Bond Income Strategy Fund, The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Global Leaders Fund, The Hartford Growth and Income Fund, The Hartford High Yield Fund, The Hartford International Opportunities Fund, The Hartford MidCap Fund, The Hartford Money Market Fund, The Hartford Small Company Fund and The Hartford Stock Fund (each a "Fund" and together the "Funds") and HARTFORD LIFE INSURANCE COMPANY (the "Fund Accountant") a Connecticut corporation, (the "Agreement") is hereby amended. All provisions in the Agreement shall apply to the Funds except as stated below.

     Schedules A and C of the Agreement are hereby amended and restated as follows:

               [The remainder of page is intentionally left blank]

                                   SCHEDULE A
                        to the Fund Accounting Agreement

NAME OF FUND

The Hartford Mutual Funds, Inc.
   on behalf of:
   The Hartford Advisers Fund
   The Hartford Bond Income Strategy Fund
   The Hartford Capital Appreciation Fund
   The Hartford Dividend and Growth Fund
   The Hartford Focus Fund
   The Hartford Focus Growth Fund
   The Hartford Global Communications Fund
   The Hartford Global Financial Services Fund
   The Hartford Global Health Fund
   The Hartford Global Leaders Fund
   The Hartford Global Technology Fund
   The Hartford Growth Fund
   The Hartford Growth and Income Fund
   The Hartford High Yield Fund
   The Hartford International Capital Appreciation Fund
   The Hartford International Opportunities Fund
   The Hartford International Small Company Fund
   The Hartford MidCap Fund
   The Hartford MidCap Value Fund
   The Hartford Money Market Fund
   The Hartford Small Company Fund
   The Hartford Stock Fund
   The Hartford Value Fund


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

                                   SCHEDULE C
                       to the Funding Accounting Agreement

                           MUTUAL FUND ACCOUNTING FEES

AGGREGATE FUND NET ASSETS     ANNUAL FEE
-------------------------   --------------
       All Assets           2 Basis Points

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the 23rd day of July, 2001.

                            The Hartford Advisers Fund
                            The Hartford Bond Income Strategy Fund
                            The Hartford Capital Appreciation Fund
                            The Hartford Dividend and Growth Fund
                            The Hartford Focus Fund
                            The Hartford Focus Growth Fund
                            The Hartford Global Communications Fund
                            The Hartford Global Financial Services Fund
                            The Hartford Global Health Fund
                            The Hartford Global Leaders Fund
                            The Hartford Global Technology Fund
                            The Hartford Growth Fund
                            The Hartford Growth and Income Fund
                            The Hartford High Yield Fund
                            The Hartford International Capital Appreciation Fund The Hartford International Opportunities Fund
                            The Hartford International Small Company Fund
                            The Hartford MidCap Fund
                            The Hartford MidCap Value Fund
                            The Hartford Money Market Fund
                            The Hartford Small Company Fund
                            The Hartford Stock Fund
                            The Hartford Value Fund


                            By: /s/ David M. Znamierowski
                                ------------------------------------------------
                                David M. Znamierowski, President


                            Hartford Life Insurance Company


                            By: /s/ George R. Jay
                                ------------------------------------------------
                                George R. Jay, Assistant Vice President


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